(NASDAQ:CLSD) We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision Cowen & Company 37th Annual Health Care Conference March 8, 2017 Exhibit 99.1

Matters discussed in this presentation may constitute forward-looking statements. The forward looking statements contained in this presentation reflect Clearside’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Registration Statement on Form S-1 (File No. 333-214836) declared effective by the Securities and Exchange Commission (SEC) on December 9, 2016, and Clearside’s other Periodic and Current Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk. Forward-Looking Statements

Targeted Therapy for Retinal and Choroidal Disease Phase 3 data in uveitis expected early 2018; Phase 3 in RVO initiated Q1 2017 ; Phase 1 /2 data in DME expected H2 2017 Positive Phase 2 clinical data in both retinal vascular disease (RVO) and ocular inflammatory disease (uveitis) Proven, successful leadership team with deep ophthalmic expertise Platform in retinal and choroidal disease: RVO, Uveitis, DME and Wet AMD Exclusive and proprietary access to 17 square centimeters in the eye: The suprachoroidal space (SCS)

Retinal Diseases Represent Large Growth Markets with over $7B in Global Sales in 2015 Certain drugs: steroids, multi-kinase inhibitors, gene therapy Lower concentrations of drug at diseased tissue Concentrations at unintended parts of the eye, which may lead to side effects Drugs diffuse outward from the vitreous to all areas of the eye Intravitreal injection ~5 M patients in the U.S. with target indications treated by approx. 1,700 retinal specialists Limitations include Macular edema

Precise Access to the Back of the Eye Through the SCS

# Scientific Rationale for Novel Ocular Treatment: Suprachoroidal Injection

CLEARSIDE BIOMEDICAL

## When compared to intravitreal injections:
## High drug concentration at disease sites - Retains drug away from where side effects occur



Posterior Segment
Anterior Segment
Sclera-choroid
& outer retina
12 x
Target
treatment
3%
Iris-ciliary body
0.2%
Lens
Reduce
Side
effects

## Clearside Disease Program Objectives

- Rapid vision gains
- Sustained better vision improvement
- Consistent patient response
- Improved benefits to risk ratio

Note: Percentages in the illustrations represent ratio of SCS distribution to intravitreal distribution of triamcinolone acetonide in specific tissues in an animal model.

6

# Focused Pipeline of SCS Treatments for Multiple Blinding Eye Diseases

CLEARSIDE BIOMEDICAL

| | Indication | Study drug | U.S. Est. Prevalence | Current status |
|---|---|---|---|---|
| Clearside's Current Programs | Macular edema associated with non-infectious uveitis (Uveitis) | Suprachoroidal CLS-TA | ~350K | Phase 3 data early 2018 |
| | RVO (retinal vein occlusion) | Suprachoroidal CLS-TA with anti-VEGF (Intravitreal Eylea®) | ~2.2M | Phase 3 |
| | DME (diabetic macular edema) | Suprachoroidal CLS-TA alone or with anti-VEGF (Intravitreal Eylea) | ~1.1M | Phase 1/2 data H2 2017 |
| Clearside Collaborations | Retinal Vascular Disease | Proprietary compound(s) | ~1.2M | Preclinical |
| | Orphan diseases | Gene therapy | <200K | Preclinical |

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MACULAR EDEMA ASSOCIATED WITH UVEITIS TREATING INFLAMMATION

# Suprachoroidal CLS-TA for Macular Edema Associated with Uveitis

CLEARSIDE BIOMEDICAL

## Administration of corticosteroids is most common treatment for all complications of uveitis including macular edema



350,000 patients
US uveitis patients
115,500 patients
33% macular edema
210,000 eyes
82% - disease in both eyes
Topical steroid for anterior uveitis
Periocular (Sub-tenon) 20 mg TA
Sustained release dexamethasone implant (Ozurdex®)
Intravitreal 4 mg TA
Current treatments

Note: TA = triamcinolone acetonide.

9

Treating OCULAR inflammation Uveitis Phase 2: DOGWOOD TRIAL Single suprachoroidal injection of CLS-TA 4.0 mg or 0.8 mg Randomized, controlled, masked, multi-center trial 22 subjects with macular edema associated with non-infectious uveitis Primary endpoint: reduction in retinal thickness at 2 months

1 CST is the central retinal thickness measured using optical coherence tomography (OCT) M1 = Month 1; M2 = Month 2 Reduction in CST1 From Baseline – ITT Population Primary Endpoint of Reducing Retinal Thickness was Successfully Achieved 4.0 mg; n = 16 0.8 mg; n = 5 P = 0.0056 P = 0.0017 Mean baseline = 526 microns

Best Corrected Visual Acuity – ITT Population1 1 N=17 2 Eylea, Lucentis®, Ozurdex® package inserts Secondary Endpoint of Improving Best Corrected Visual Acuity (BCVA) was Achieved P = 0.0001 P = 0.0004 Range of improvements in BCVA seen with approved ocular therapies for posterior segment diseases2 4.0 mg; n = 17

Macular edema outcomes Percent ≥ 20% reduction in retinal thickness 69 Retinal thickness ≤ 310 microns 56 Percentage of patients Percent of Patients with BCVA Improvement BCVA and ME Improvements at Month 2

Anterior Chamber (AC) Cells, AC Flare and Vitreous Haze – Reduced From Baseline to Month 2 (4.0 mg group; ITT) Anterior flare grade Anterior cell grade 0 4 3 2 1 0.5 0 AC cells, AC flare and vitreous haze are signs of inflammation of the eye Each of these signs shows favorable changes from baseline The average in each case shows trend toward improvement; a majority of individual patients either improve or maintain low levels Vitreous haze grade Baseline Month 2 Cell grade 6 5 1 2 2 5 5 1 1 1 2 1 Baseline Month 2 Cell grade 4 3 2 1 0 5 4 8 6 2 2 3 2 2 4 3 2 1.5 1 0.5 Baseline Month 2 Vitreous Haze 7 5 3 2 7 3 2 1 1 2 1

Improvements in BCVA observed in patients treated in both trials Statistically significant reduction in retinal thickness in patients treated in the Phase 2 trial Duration of improvement in visual acuity of up to 6 months in Phase 1/2 trial No serious adverse events related to treatment No adverse events leading to discontinuation No steroid-related increase in IOP Only adverse events related to treatment in more than 5% of dosed patients were cystoid macular edema, blurred or decreased vision, and eye pain Uveitis Phase 2 and Phase 1/2 Summary Efficacy Summary Safety Summary

Two-arm, randomized, controlled, double-masked, multi-center trial at ~50 clinical sites 3:2 randomization of suprachoroidal CLS-TA vs. sham injection; 150 patients total (90:60) Primary at 6 months; superiority of best corrected visual acuity outcome from treatment Suprachoroidal CLS-TA Phase 3 Trial is in Progress with Data Expected by Early 2018 Week-2 Day 0 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Suprachoroidal CLS-TA Suprachoroidal CLS-TA Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Sham Sham Screening (2 weeks) Active Arm: Suprachoroidal injection of 4 mg CLS-TA Control Arm: Sham injection procedure Randomization Phase (6 months) Enrollment

RETINAL VEIN OCCLUSION (RVO) TREATING RETINAL VASCULAR DISEASE

# Suprachoroidal CLS-TA with Intravitreal Eylea for Macular Edema Associated with RVO

CLEARSIDE BIOMEDICAL

| RVO (retinal vein occlusion) | Suprachoroidal CLS-TA with intravitreal anti-VEGF (Intravitreal Eylea) | Phase 2 Data available |
|---|---|---|


16.4 M patients
Global RVO patients
2.2 M patients
U.S. RVO patients
1
Eylea, Lucentis, and off-label Avastin®
2
Sustained release dexamethasone implant (Ozurdex)
3
Intravitreal Triamcinolone
1st Line treatment
2nd Line treatment

**Objective: Improve the current treatment by potentially improving and sustaining visual outcomes over treatment with anti-VEGF alone, and reducing the treatment frequency**

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Treating RVO Phase 2: Tanzanite TRIAL Single suprachoroidal injection of CLS-TA a plus intravitreal Eylea versus intravitreal Eylea only in treatment naïve RVO patients 1:1 controlled, randomized, masked, multi-center trial 46 subjects with macular edema associated with Retinal Vein Occlusion Treatment naïve patients randomized to treatment first day and evaluated monthly Objective: reduce number of intravitreal Eylea treatments while maintaining visual acuity improvements Primary endpoint: the number of times patients met the criteria for additional intravitreal Eylea treatments over the three-month trial duration

# 60% Fewer Additional Intravitreal Eylea Injections in the Suprachoroidal CLS-TA + Intravitreal Eylea Arm Versus Control Over 3 Months

CLEARSIDE BIOMEDICAL

## Number of Additional Intravitreal Eylea Injections



Additional Intravitreal Eylea injections
30
20
10
0
23
9
p=0.013
Control arm: Intravitreal Eylea
Active arm: Intravitreal Eylea + Suprachoroidal CLS-TA

**Intent-to-treat (ITT) population: N = 46 (23:23)**

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TAKE HOME MESSAGE: There were 11 fewer patients in the Active arm compared to the Control arm, representing a 69% reduction in the number of patients requiring additional intravitreal Eylea Number of patients who received additional Intravitreal Eylea p=0.003 Comparison of the Two Arms on a Patient Basis Intent-to-treat (ITT) population: N = 46 (23:23) 1 1Based on post-hoc analysis Control arm: Intravitreal Eylea Active arm: Intravitreal Eylea + Suprachoroidal CLS-TA

# Suprachoroidal CLS-TA + Intravitreal Eylea resulted in More Improved Visual Acuity at Months 1, 2, 3 vs. Intravitreal Eylea Alone

CLEARSIDE BIOMEDICAL



Change in Best Corrected Visual Acuity
BCVA letters read: change from baseline
25
20
15
10
5
0
11.4
16.1
+4.7
11.9
20.4
+8.5
11.3
18.9
+7.6
M1
Intravitreal Eylea
M1
Intravitreal Eylea + Suprachoroidal CLS-TA
M2
Intravitreal Eylea
M2
Intravitreal Eylea + Suprachoroidal CLS-TA
M3
Intravitreal Eylea
M3
Intravitreal Eylea + Suprachoroidal CLS-TA

**ITT population N = 46 (23:23)**

M1 = month 1; M2 = month 2; M3 = month 3

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# Suprachoroidal CLS-TA + Intravitreal Eylea Resulted in Sustained Retinal Thickness Reductions at Months 1, 2, 3 vs. Intravitreal Eylea Alone



Retinal thickness (microns)
800
600
400
200
0
BL
M1
M2
M3
Intravitreal Eylea Alone
Suprachoroidal CLS-TA + Intravitreal Eylea
728
731
323
383
384
285
272
285
Intravitreal Eylea Alone
Suprachoroidal CLS-TA + Intravitreal Eylea

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# RVO Phase 2 Summary and Next Steps

CLEARSIDE BIOMEDICAL

## Patients treated with Suprachoroidal CLS-TA and Intravitreal Eylea vs. Intravitreal Eylea alone

- Greater improvement of vision in comparison with intravitreal Eylea alone in this phase 2 trial
- Sustained clinical benefit over the 3-month trial period
- Significantly fewer additional intravitreal Eylea treatments

## Safety Summary

- No serious adverse events
- No adverse events leading to discontinuation
- Only adverse events observed in more than 5% of patients in the suprachoroidal CLS-TA + intravitreal Eylea arm were conjunctival hyperemia, eye pain, ocular hypertension and increased IOP

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# Design for Phase 3 Clinical Trials

- Two-arm, randomized, controlled, double-masked, multi-center trial at ~150 clinical sites
- 1:1 randomization of suprachoroidal CLS-TA + intravitreal Eylea vs. Intravitreal Eylea; 230 per arm
- Primary outcome at 2 months; superiority of best corrected visual acuity

**Combination arm**: suprachoroidal CLS-TA + Intravitreal Eylea; Q12Wk



Suprachoroidal CLS-TA + Intravitreal Eylea
Intravitreal Eylea
Suprachoroidal CLS-TA + Intravitreal Eylea
Suprachoroidal CLS-TA + Intravitreal Eylea
Day 0
Wk 4
Wk 8
Wk 12
Wk 16
Wk 20
Wk 24
Wk ww
Wk xx
Wk yy
Wk zz
Enrollment
2 Month primary efficacy endpoint
Submit with 6 months data
PRN
Continue to follow subjects out to 1 year
Day 0
Wk 4
Wk 8
Wk 12
Wk 16
Wk 20
Wk 24
Wk ww
Wk xx
Wk yy
Wk zz
Intravitreal Eylea
Intravitreal Eylea
Intravitreal Eylea
Intravitreal Eylea
Intravitreal Eylea
Intravitreal Eylea
Intravitreal Eylea

**Control arm**: Intravitreal Eylea; Q4Wk

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DIABETIC MACULAR EDEMA (DME) ANOTHER PROMISING MARKET IN RETINAL VASCULAR DISEASE

Suprachoroidal CLS-TA Alone or in Combination with an Anti VEGF agent for DME National Center for Chronic Disease Preventions and Health Promotion: Division of Diabetes Translation. National Diabetes Statistical Report, 2014 International Diabetes Federation. IDF Diabetes Atlas: 5th Edition. 2011; 2. International Diabetes Federation. IDF Diabetes Atlas: 6th Edition. 2013; 3. IDF Europe. www.idf.org/sites/default/files/idf-europe/IDF%20Toolkit_Backgrounder_FINAL.pdf CSME = Clinically significantly macular edema DME = diabetic macular edema Steroids are given frequently to treat DME Anti-VEGF Steroids: Ozurdex, Iluvien or TA LASER Current Treatments Diabetes 29.1M (55M in EU) Diabetic retinopathy 8.3M (16M in EU) DME 1.1M (5.8M in EU) CSME 0.3M - 0.9M (0.6M - 1.7M in EU)

Background Lucentis, Eylea and off-label Avastin have a good track record Protocol T indicates Eylea, compared to the other two therapies, provides the greatest benefit in initial 12 months A proportion of subjects have persistent disease with 40% and 55% having continued macular edema at the 2 and 3 year visits, even after monthly intravitreal anti-VEGF injections Ongoing monthly intravitreal anti-VEGF therapy results in continued improvements Fluocinolone and dexamethasone appear to have a reasonable track record for providing efficacy in DME subjects Results appear to be better in subjects with pseudo-phakic eyes vs. phakic eyes Adverse events, especially in phakic eyes, often appear to compromise visual gains seen within the first few months Implants can be used for longer periods of time Anti-VEGF Therapy Corticosteroid Therapy

DME Phase 1/2 study design Single suprachoroidal injection of CLS-TA alone and in combination with intravitreal Eylea 10 treatment naïve subjects and 10 subjects treatment non-naïve Safety and efficacy information will be collected through the entire time period Day-30 Day 0 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 PRN Day-30 Day 0 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Treatment naïve; n = 10 Treatment non-naïve; n = 10 Study is currently enrolling patients Suprachoroidal CLS-TA Intravitreal Eylea + Suprachoroidal CLS-TA Suprachoroidal CLS-TA

Planned Phase 2 DME Trial Controlled, masked, randomized study of combination CLS-TA + Eylea vs. monotherapy Eylea Evaluations at Month 3, Month 6 and Month 9; study is PRN from Month 3 BCVA will be the primary outcome measure Extension Evaluate at M9 Continued to Month 6 Initial to Month 3 Evaluateat M3 Evaluate at M6 Enrollment CLS-TA Eylea Group 2: Intravitreal Eylea only (mono/control) Eylea Group 1: Intravitreal Eylea + suprachoroidal CLS-TA (combo/experimental) Eylea Eylea CLS-TA Eylea Eylea Wk 28 Wk 32 Wk 36 Wk 28 Wk 32 Wk 36 Wk 0 Wk 20 Wk 24 Wk 04 Wk 12 Wk 08 Wk 16 Wk 0 Wk 20 Wk 24 Wk 04 Wk 12 Wk 16 Wk 08

A WORLD WITHOUT BLINDNESS IN SUMMARY

# Proprietary Access to 17 Square Centimeters of the Human Eye

CLEARSIDE BIOMEDICAL

| Patent No. | Significance | Expiration |
|---|---|---|
| U.S. 7,918,814 | Provides **exclusivity for the administration of any drug to the eye by inserting a microinjector into the sclera** or corneal stroma of a patient's eye, and infusing the drug into the sclera or cornea | 2029 |
| U.S. 8,197,435 | Provides **exclusivity for administration of any drug to the suprachoroidal space, when the drug is administered through a microinjector** that is inserted into the patient's sclera | 2027 |
| U.S. 8,636,713 | Provides **exclusivity for all hollow microinjector ocular delivery methods of anti-inflammatory drugs**, so long as the anti-inflammatory drug is infused into the suprachoroidal space | 2027 |
| U.S. 8,808,225 | Provides **exclusivity for all hollow microinjector ocular delivery methods of drug**, so long as the drug is infused into the suprachoroidal space | 2027 |
| U.S. 9,180,047 | Provides exclusivity for **methods for delivering a substance** to a region of the eye **(e.g., SCS, sclera, choroid)** via **loss of resistance** injection technology | 2034 |
| (U.S. Application Allowed) | Provides exclusivity for methods of treating a posterior ocular disorder in a human via non-surgical administration of axitinib to the suprachoroidal space | 2033 |
| (U.S. Application Allowed) | Provides exclusivity for methods of treating a posterior ocular disorder in a human via non-surgical administration of triamcinolone to the suprachoroidal space | 2033 |

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# Accomplished Team with Deep Ophthalmic Expertise

CLEARSIDE BIOMEDICAL

| | Experience | Years |
|---|---|---|
| **DANIEL WHITE**<br>President, CEO and Director | GSK, Stiefel, CIBA Vision, Alimera | 25 |
| **CHARLES DEIGNAN**<br>Chief Financial Officer | AtheroGenics, AAIPharma, Schering-Plough | 27 |
| **GLENN NORONHA, Ph.D.**<br>Chief Scientific Officer | Alcon, Sucampo, TargeGen | 17 |
| **RICHARD BECKMAN**<br>Chief Medical Officer | Ophthotech, Neurotech, Alcon, Lux, Becton-Dickinson | 32 |
| **RAFAEL ANDINO**<br>VP, Engineering and Manufacturing | CR Bard, CIBA Vision, Dupont, GE, IBM | 26 |
| **JENNIFER KISSNER, Ph.D.**<br>VP, Clinical Development | Alcon, Acucela, Vanderbilt | 12 |
| **Rick McElheny**<br>VP, Business Development | Sanofi, MEDA, Vidara | 18 |

**Ophthalmic Experience**

Alcon

CIBA VISION

ALLERGAN

NOVARTIS

ALIMERA SCIENCES

33

# Pipeline has Meaningful Near-Term Milestones


2017
2018 and beyond
Macular Edema associated with Uveitis
(Suprachoroidal CLS-TA)
Phase 3
P3 Data
Macular Edema associated with RVO
(Suprachoroidal CLS-TA with Intravitreal Eylea)
Phase 3 studies
DME
(Suprachoroidal CLS-TA with or without Intravitreal Eylea)
Phase 1/2
P1/2 Data
Phase 2
P2 Data

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(NASDAQ:CLSD) We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision Cowen & Company 37th Annual Health Care Conference March 8, 2017